Third Quarter and Nine Months 2017 Results 1 October 2017

SAFE HARBOR STATEMENT 2 Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements.. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 15, 2017, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income/loss.

THIRD QUARTER AND YEAR-TO-DATE REVIEW 3 • Q3 2017 net revenue increased 13% year-over-year to $81.3 million, compared to $72.2 million in Q3 2016 • Q3 2017 GAAP net loss of $2.6 million; Q3 2017 adjusted net income of $2.1 million • Adjusted for a non-cash charge related to convertible debt refinancing • GAAP EPS of ($0.04), compared to ($0.11) in Q3 2016 • Adjusted EPS of $0.05, compared to ($0.12) in Q3 2016 • Q3 2017 adjusted EBITDA of $14.7 million compared to $3.3 million in Q3 2016 • Reflects increase in year-over-year revenue and positive impact of cost management initiatives • Executed a $92 million convertible debt offering • Paid down nearly all of the 2018 convertible note • Repurchased $14.5 million shares in connection with the transaction • Strong liquidity position bolstered by $50 million revolving credit facility

PATH TO VALUE CREATION 4 Strategic M&A • Expand product set and distribution channels • Increase geographic reach and scale • Unlock additional value in Futures and GTX Organic Growth Investment • Grow share in new and existing markets • Introduce new products and services • Focus on customer experience Cost Initiatives • Continue to drive additional cost savings • Grow margins • Generate additional free cash flow

Expansion into Digital Advisory PATH TO VALUE CREATION: EXECUTING ON KEY ORGANIC GROWTH INITIATIVES 5 Enhanced Trading Experience Automated and Streamlined Account Opening Global, Cross-Brand Affiliate Marketing Program  New Accounts  Active Accounts  Client Retention  Client Assets  Revenue per Account 1 2 3 4 Investing in Retail Product Enhancements to Drive Increased:

Expansion into Digital Advisory • Introducing innovative mobile-only trade signals app in Q4 (beta) PATH TO VALUE CREATION: ORGANIC GROWTH INITIATIVES PROGRESS 6 Investing in product enhancements and marketing to drive increased client retention and acquisition Enhanced Trading Experience • Introducing new features on mobile trading apps • Limited risk accounts for less-experienced traders • Launching Bitcoin trading in Q4 Automated and Streamlined Account Opening • Implemented new mobile automated ID authentication • Developing a simplified application form with in- line verification and automated KYC checks (Q4 delivery) Global, Cross-Brand Affiliate Marketing Program • Planning a global roll out for City Index in Q4 • Piloting a FOREX.com launch in UK/Europe in Q4 • Targeting global FOREX.com rollout in Q1 2018

33% 30% 31% 35% 32% 36% 45% 49% 43% 50% 54% 51% 54% 58% 54% 25% 35% 45% 55% 65% 75% Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Breakdown of GAIN’s Global Retail Platform Trading Volumes Desktop Mobile PATH TO VALUE CREATION: GROWTH OF MOBILE TRADING Mobile increasing as a percent of retail trading volumes transacted over GAIN’s proprietary trading platforms 7 Mobile volumes surpass desktop in August 2016

PATH TO VALUE CREATION: MULTI-PLATFORM CLIENTS DELIVER 4X VALUE 8 Mobile Only 1.5x Desktop Only 1x Desktop & Mobile 4x Source: UK client data • Despite growth in mobile volumes, multi-platform engagement remains an important driver of value • Mobile-only clients generate 50% more revenue than desktop-only clients • Clients trading on both platforms generate 4x more revenue than desktop-only clients

PATH TO VALUE CREATION: EXPANDING INTO DIGITAL ADVISORY W/ MOBILE-ONLY TRADING SIGNALS APP 9 • Innovative mobile-only signals app offers a new point of engagement with our customers • Expands addressable audience beyond self-directed traders • Proprietary algorithm analyses >1MM data points/hour to produce trading signals with highly consistent historic outcomes • Generates approximately 10 signals/hour across 40+ markets incl. FX, indices and gold • Automated and intelligent trade entry and exit offers significant upside and protected downside • Initial launch for iPhone users in the UK market in Q4

Complement Our Existing Products and Services • Adding new business lines that are complementary to our core offerings • “Acqui-hire” transactions to add talent PATH TO VALUE CREATION: STRATEGIC ACQUISITIONS TO ACCELERATE GROWTH 10 We have a strong pipeline of M&A opportunities that are being reviewed, focused on achieving the following objectives Expand Our Product Set • Adding new products within existing business lines by partnering with start-ups or other fintech companies to leverage their innovation Provide Additional Distribution Channels • Accessing new platforms or other technologies favored by different customer groups Expand Our Geographic Reach and Scale • Accessing markets where we do not have expertise, personnel or required regulatory permissions • Acquiring strong local brands

$157.8 $145.0 $120 $125 $130 $135 $140 $145 $150 $155 $160 Q3 16 YTD Q3 17 YTD Fixed Op. Expenses PATH TO VALUE CREATION: STRATEGIC FIXED EXPENSE MANAGEMENT 11 Note: Dollars in millions. 1. Excludes bad debt & other variable expenses, referral fees and marketing expense. Details available in appendix to this presentation. (1) Remain on target for $15 million in fixed cost savings in 2017, having secured $12.8 million by the end of Q3

Financial Review 12

GAIN CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	3 Months Ended Sept. 30,		9 Months Ended Sept. 30,		$ Change	
	2017	2016	2017	2016	3 Months	9 Months
As Reported						
Net Revenue	$81.3	$72.2	$238.9	$296.1	$ 9.1	$ (57.2)
Operating Expenses	(66.6)	(68.9)	(211.1)	(233.4)	2.3	22.3
Adjusted EBITDA[1]	$14.7	$3.3	$27.8	$62.7	$ 11.4	$ (34.9)
Adjusted EBITDA Margin %	*18%*	*5%*	*12%*	*21%*	*13 pts*	*(9 pts)*
Net Income/(Loss)	($2.6)	($4.7)	($7.5)	$14.5	$2.1	($22.0)
Adjusted Net Income/(Loss)[2]	$2.1	($5.8)	($4.9)	$24.1	$7.9	($29.0)
GAAP Diluted EPS	($0.04)	($0.11)	($0.12)	$0.25	$0.07	($0.37)
Adjusted Diluted EPS[3]	$0.05	($0.12)	($0.09)	$0.49	$0.17	($0.58)
Operating Metrics[4]						
Retail OTC ADV (bns)	$9.9	$9.3	$9.8	$11.2	$0.6	($1.4)
Institutional ADV (bns)	$14.8	$10.6	$14.4	$10.9	$4.2	$3.5
ECN	11.8	7.7	11.5	8.0	4.1	3.5
Swap Dealer	3.0	2.9	2.9	2.9	0.1	-
Avg. Daily Futures Contracts	24,102	29,878	27,842	34,233	(5,776)	(6,391)

Note: Dollars in millions, except per share data. Columns may not add due to rounding.

(1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and other one-time items. A reconciliation of net income/(loss) to adjusted EBITDA is available in the appendix to this presentation.

(2) Adjusted net income/(loss) is a non-GAAP financial measure that represents net income/(loss) excluding the impact of one-time items. A reconciliation of GAAP net income/(loss) to adjusted net income/(loss) is available in the appendix to this presentation.

(3) Adjusted EPS is a non-GAAP financial measure that represents net income/(loss) per share excluding the impact of one-time items. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation.

(4) Definitions for operating metrics are available in the appendix to this presentation.

13

OPERATING SEGMENT RESULTS: RETAIL 14 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. • Q3 2017 profit margin of 26%, up from 12% in Q3 2016 due to higher revenue • Client assets increased 16% year-over-year, helped in part by the integration of FXCM accounts • Q3 2017 revenue per million of $96, up from $84 in Q3 2016 • TTM revenue per million of $108 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2017 2016 2017 2016 TTM 9/30/17 Trading Revenue $62.1 $51.5 $180.2 $234.3 $276.6 Other Retail Revenue 1.8 1.2 4.5 4.5 5.6 Total Revenue $63.9 $52.7 $184.6 $238.8 $282.2 Employee Comp & Ben 14.9 14.4 46.9 48.0 61.3 Marketing 6.3 5.0 22.4 17.8 32.3 Referral Fees 9.8 11.2 31.9 41.5 45.5 Other Operating Exp. 16.4 15.6 46.8 57.2 65.1 Segment Profit $16.6 $6.5 $36.5 $74.3 $78.0 % Margin 26% 12% 20% 31% 28% Operating Metrics ADV (bns) $9.9 $9.3 $9.8 $11.2 $9.7 Active Accounts 133,813 129,921 133,813 129,921 133,813 Client Assets $738.5 $635.3 $738.5 $635.3 $738.5 PnL/mm $96 $84 $94 $107 $108 Retail Financial & Operating Results

GAIN | CAPITAL

OPERATING SEGMENT RESULTS: INSTITUTIONAL & FUTURES

Insitutional Financial & Operating Results

	3 Months Ended Sept. 30, 2017	3 Months Ended Sept. 30, 2016	9 Months Ended Sept. 30, 2017	9 Months Ended Sept. 30, 2016	TTM 9/30/17
ECN	$5.6	$4.7	$17.9	$14.8	$23.7
Swap Dealer	2.1	2.2	6.2	6.7	9.1
Total Revenue	$7.7	$6.9	$24.1	$21.5	$32.8
Employee Comp & Ben	3.5	3.5	11.1	10.1	15.4
Marketing	-	-	0.1	0.1	-
Other Operating Exp.	3.1	2.4	9.2	7.4	12.2
Segment Profit	**$1.2**	**$1.0**	**$3.7**	**$4.0**	**$5.2**
% Margin	*16%*	*16%*	*15%*	*18%*	*16%*
Operating Metrics					
ECN ADV (bns)	$11.8	$7.7	$11.5	$8.0	$10.3
Swap Dealer ADV (bns)	3.0	$2.9	2.9	2.9	3.0

Futures Financial & Operating Results

	3 Months Ended Sept. 30, 2017	3 Months Ended Sept. 30, 2016	9 Months Ended Sept. 30, 2017	9 Months Ended Sept. 30, 2016	TTM 9/30/17
Revenue	$9.8	$12.5	$30.8	$37.6	$41.3
Employee Comp & Ben	2.3	3.3	7.4	9.4	10.0
Marketing	0.1	0.2	0.6	0.7	0.9
Referral Fees	3.1	4.0	10.7	11.9	14.5
Other Operating Exp.	2.9	3.7	9.9	11.5	13.2
Segment Profit	**$1.3**	**$1.4**	**$2.2**	**$4.1**	**$2.7**
% Margin	*13%*	*11%*	*7%*	*11%*	*7%*
Operating Metrics					
Avg. Daily Contracts	24,102	29,878	27,842	34,233	28,510
Active Accounts	8,056	8,594	8,056	8,594	8,056
Client Assets	$221.1	$419.3	$221.1	$419.3	$221.1
Revenue/Contract	$6.45	$6.55	$5.88	$5.82	$5.84

- Q3 ECN average daily volume of $11.8 billion increased 53% year-over-year and outpaced the TTM average of $10.3 billion
- Continuation of shift in business mix toward high frequency trading
- Swap dealer volume remains stable

- VIX at a 27-year low of below 10
- Despite extremely low volatility, our Futures business remains profitable, with improved margins

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

15

COST INITIATIVES TO DRIVE MARGIN ENHANCEMENT 16 • Remain on target for $15 million in fixed cost savings in 2017 and $20 million run rate for 2018 • Continue to identify areas for savings as we seek to further lower our operating expenses and grow margins • Targeting 25% pre-tax margin and 35% adjusted EBITDA margin • Targeting capital expenditures of $3 - $4 million per quarter

STRONG LIQUIDITY POSITION 17 Required Liquidity Reserves Strategic Acquisitions Quarterly Dividends Buyback Program Conservatively retain excess capital over regulatory requirements Obtained $50 million revolving credit facility, expandable of up to $75 million, in August Successfully integrated 10 acquisitions over the last 5 years Well positioned for future opportunities Quarterly dividend of $0.06 per share approved  Record date: December 11, 2017  Payment date: December 21, 2017 Excluding buyback in conjunction with debt offering, repurchased 279,612 shares at an average share price of $6.61 in Q3 2017 Including buyback in conjunction with debt offering, repurchased a total of 2,402,598 shares at an average share price of $6.80 in Q3 2017 1. Liquidity table available in appendix to this presentation.

CONVERTIBLE DEBT OFFERING 18 • Issued $92 million of convertible senior notes in August • Due in 2022 with a 5.00% coupon • Capital allocated toward the repurchase of $71.8 million of the 2018 maturity • In 2016, repurchased approximately $1.8 million • Total residual balance as of September 30, 2017 is $6.4 million • Interest expense will increase approximately $0.3 million per quarter • In connection with offering, repurchased $14.5 million common stock at an average share price of $6.83 from purchasers of the notes • There remains a Board-approved $13.3 million available for share repurchases as of September 30

POSITIONED TO DELIVER LONG-TERM VALUE 19 Proven Leader in a Large, Attractive and Growing Market Optimized Capital Allocation to Drive Shareholder Value Future Growth Driven by Balanced Focus on Customer- Facing Technology Enhancements and Strategic M&A Highly Diverse and Scalable Business Model $

Appendix 20

GAIN CAPITAL

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Revenue				
Retail revenue	$ 62.1	$ 51.5	$ 180.2	$ 234.6
Institutional revenue	7.5	6.6	23.3	20.6
Futures revenue	9.0	12.4	29.2	37.2
Interest & Other revenue	2.6	1.8	6.3	3.8
Net revenue	**$ 81.3**	**$ 72.2**	**$ 238.9**	**$ 296.1**
Expenses				
Employee compensation and benefits	23.8	23.8	74.3	76.8
Selling and marketing	6.4	5.3	23.2	18.5
Referral Fees	12.9	15.2	42.7	53.4
Trading expenses	7.2	6.9	22.4	23.1
General and administrative	16.3	17.8	48.5	61.6
Depreciation and amortization	8.7	7.1	25.0	21.6
One-Time Expenses	-	0.7	-	12.8
Total expenses	75.3	76.8	236.1	267.8
Operating profit/(loss)	**$ 6.0**	**$ (4.5)**	**$ 2.9**	**$ 28.3**
Interest expense on long term borrowings	3.0	2.6	8.3	7.8
Loss on Extinguishment of Debt	4.9	-	4.9	-
Income/(loss) before income tax expense/(benefit)	**$ (1.9)**	**$ (7.2)**	**$ (10.4)**	**$ 20.5**
Income tax expense/(benefit)	0.4	(3.2)	(3.5)	4.2
Equity in net loss of affiliate	-	-	(0.1)	(0.1)
Net income/(loss)	**$ (2.4)**	**$ (4.0)**	**$ (7.0)**	**$ 16.3**
Net income attributable to non-controlling interests	0.2	0.7	0.5	1.8
Net income/(loss) applicable to Gain Capital Holdings Inc.	**$ (2.6)**	**$ (4.7)**	**$ (7.5)**	**$ 14.5**
Earnings/(loss) per common share(1)				
Basic	($0.04)	($0.11)	($0.12)	$0.25
Diluted	($0.04)	($0.11)	($0.12)	$0.25
Weighted average common shares outstanding used in computing earnings/(loss) per common share:				
Basic	46,323,038	48,651,212	47,295,843	48,606,923
Diluted	46,323,038	48,651,212	47,295,843	48,883,258

Note: Dollars in millions, except share and per share data. Columns may not add due to rounding.

(1) Earnings per share includes an adjustment for the redemption value of the NCI put option.

21

CONSOLIDATED BALANCE SHEET 22 Note: Dollars in millions. Columns may not add due to rounding. As of 9/30/2017 12/31/2016 ASSETS: Cash and cash equivalents 225.6$ 234.8$ Cash and securities held for customers 959.6 945.5 Receivables from brokers 56.0 61.1 Property and equipment - net of accumulated depreciation 41.6 36.5 Intangible assets, net 65.8 67.4 Goodwill 32.9 32.1 Other assets 47.3 52.8 Total assets 1,428.8$ 1,430.1$ LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers 959.6$ 945.5$ Accrued compensation & benefits 10.6 13.6 Accrued expenses and other liabilities 33.6 41.5 Income tax payable 1.5 4.0 Convertible senior notes 130.6 124.8 Total liabilities 1,135.8$ 1,129.3$ Non-controlling interest 4.4$ 6.6$ Shareholders' Equity 288.6 294.2 Total liabilities and shareholders' equity 1,428.8$ 1,430.1$

LIQUIDITY 23 Note: Dollars in millions. Columns may not add due to rounding. (1) Reflects cash that would be received from brokers following the close-out of all open positions. (2) Relates to regulatory capital requirements or capital charges, depending upon regulatory jurisdiction. 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Cash and cash equivalents $225.6 $193.1 $183.7 $234.8 $235.7 Receivable from brokers (1) $56.0 80.7 75.9 61.1 52.3 Less: Regulatory capital requirements/charges (2) (127.5) (138.0) (124.6) (113.0) (117.0) Liquidity $154.1 $135.8 $134.9 $182.9 $171.0 Revolving credit facility $50.0 0.00 0.00 0.00 0.00 Total Liquidity 204.1$ 135.8$ 134.9$ 182.9$ 171.0$ Regulatory Capital Requirements/Charges US $37.1 $36.2 $36.1 $28.7 $29.4 UK 85.4 97.2 83.0 78.9 79.9 Other jurisdictions 5.0 4.6 5.5 5.4 7.7 Total Regulatory Capital Requirements/Charges(2) $127.5 $138.0 $124.6 $113.0 $117.0 As of

ADJUSTED EBITDA & MARGIN RECONCILIATION 24 Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2017 2016 2017 2016 Net Revenue 81.3$ 72.2$ 238.9$ 296.1$ Net Income/(Loss) (2.6)$ (4.7) (7.5)$ 14.5 Net Income/(Loss) Margin % (3%) (7%) (3%) 5% Net (Loss)/Income (2.6)$ (4.7)$ (7.5)$ 14.5$ Depreciation & amortization 4.6$ 3.5 13.0$ 10.2 Purchase intangible amortization 4.1$ 3.6 12.0$ 11.4 Interest expense on long term borrowings 3.0$ 2.6 8.3$ 7.8 Loss on extinguishment of debt 4.9$ - 4.9$ - Income tax (benefit)/expense 0.4$ (3.2) (3.5)$ 4.2 Restructuring -$ 0.3 -$ 1.1 Integration costs -$ 0.6 -$ 2.5 Legal settlement -$ (0.2) -$ 9.2 Equity in net loss of affiliate 0.0$ - 0.1$ 0.1 Net income attributable to non-controlling interest 0.2$ 0.7 0.5$ 1.8 Adjusted EBITDA 14.7$ 3.3$ 27.8$ 62.7$ Adjusted EBITDA Margin % (1) 18% 5% 12% 21%

ADJUSTED NET INCOME AND EPS RECONCILIATION 25 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) Assumes 21% tax rate following reduction in corporation tax rates in the UK from April 6 2017. 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2017 2016 2017 2016 Net Income/(Loss) ($2.6) ($4.7) ($7.5) $14.5 Income Tax Expense/(Benefit) $0.4 (3.2) ($3.5) 4.2 Equity in Net Loss of Affilate $0.0 - $0.1 0.1 Non-Controlling Interest $0.2 0.7 $0.5 1.8 Pre-Tax Income/(Loss) ($1.9) ($7.2) ($10.4) $20.5 Plus: Adjustments $4.9 0.7 $4.9 12.8 Adjusted Pre-Tax Income/(Loss) $3.0 ($6.5) ($5.5) $33.3 Normalized Income Tax(1) ($0.6) 1.4 $1.2 (7.3) Equity in Net Loss of Affilate ($0.0) - ($0.1) (0.1) Non-Controlling Interest ($0.2) (0.7) ($0.5) (1.8) Adjusted Net Income/(Loss) $2.1 ($5.8) ($4.9) $24.1 Adjusted Earnings/(Loss) per Common Share: Basic 0.05$ ($0.12) ($0.09) $0.50 Diluted 0.05$ ($0.12) ($0.09) $0.49 Weighted average common shares outstanding used in computing earnings/(loss) per common share: Basic 46,323,038 48,651,212 47,295,843 48,606,923 Diluted 46,530,002 48,651,212 47,295,843 48,883,258

EPS COMPUTATION 26 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The Company's redeemable non-controlling interests were less than its redemption value. The adjustment to increase carrying value reduces earnings available to the Company's shareholders. 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2017 2016 2017 2016 Net income/(loss) applicable to GAIN Capital Holdings Inc. (2.6)$ (4.7)$ (7.5)$ 14.5$ Adjustment(1) 0.7 (0.7) 1.7 (2.3) Net income/(loss) available to GAIN common shareholders (1.9)$ (5.5)$ (5.8)$ 12.1$ Earnings/(loss) per common share Basic ($0.04) ($0.11) ($0.12) $0.25 Diluted ($0.04) ($0.11) ($0.12) $0.25 Weighted average common shares outstanding used in computing earnings/(loss) per common share: Basic 46,323,038 48,651,212 47,295,843 48,606,923 Diluted 46,323,038 48,651,212 47,295,843 48,883,258

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE 27 Note: Dollars in millions. Columns may not add due to rounding. Reconciliation of operating segment profit to Income before income tax expense 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2017 2016 2017 2016 Retail segment $16.6 $6.5 $36.5 $74.3 Institutional segment 1.2 1.0 3.7 4.0 Futures segment 1.3 1.4 2.2 4.1 Corporate and other (4.4) (5.6) (14.5) (19.7) Segment profit $14.7 $3.3 $27.8 $62.7 Depreciation and amortization $4.6 $3.5 $13.0 $10.2 Purchased intangible amortization 4.1 3.6 12.0 11.4 Restructuring expenses - 0.3 - 1.1 Integration expenses - 0.6 - 2.5 Legal settlement - (0.2) - 9.2 Operating profit/(loss) $6.0 ($4.5) 2.9 28.3 Interest expense on long term borrowings 3.0 2.6 8.3 7.8 Loss on extinguishment of debt 4.9 - 4.9 - Income/(loss) before income tax expense/(benefit) ($1.9) ($7.2) ($10.4) $20.5

OPERATING EXPENSES 28 Note: Dollars in millions. Columns may not add due to rounding. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Total Op. Expenses 83.9$ 80.7$ 68.9$ 78.9$ 73.0$ 71.6$ 66.6$ Bad Debt and other variable 1.8 1.7 0.2 2.2 0.1 (0.1) 0.3 Referral Fees 20.7 17.6 15.2 17.3 16.4 13.3 12.9 Marketing 6.4 6.8 5.3 10.2 9.3 7.5 6.4 Fixed Op. Expenses 55.0$ 54.6$ 48.2$ 49.1$ 47.2$ 50.8$ 47.0$ 2016 2017

RETAIL REVENUE PER MILLION 29 $95 $84 $96 $88 $105 $108 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Quarterly Trailing 12 Months Trailing 12 Months - Pro Forma

OPERATING SEGMENT RESULTS: CORPORATE & OTHER 30 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2017 2016 2017 2016 TTM 9/30/17 Revenue ($0.1) $0.1 ($0.5) ($1.8) ($1.5) Employee Comp & Ben 2.5 2.6 9.0 9.3 12.8 Marketing - - 0.1 - 0.1 Other Operating Exp. 1.7 3.0 4.9 8.6 6.5 Loss ($4.4) ($5.6) ($14.5) ($19.7) ($20.9) Corporate & Other Financial & Operating Results

QUARTERLY OPERATING METRICS 31 Note: Volumes in billions; assets in millions. Definitions for all operating metrics are available on page 33. (1) GAIN has updated its historical active account disclosures to reflect a change in definition for certain accounts. Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Retail OTC Trading Volume $710.9 $612.4 $637.0 $619.3 $646.4 $644.8 OTC Average Daily Volume $10.9 $9.3 $9.8 $9.5 $9.9 $9.9 Active OTC Accounts (1) 135,369 129,921 126,528 136,829 134,120 133,813 Institutional ECN Volume $526.9 $509.9 $612.2 $759.6 $715.7 $770.1 ECN Average Daily Volume $8.1 $7.7 $9.4 $11.7 $11.0 $11.8 Swap Dealer Volume $186.2 $190.0 $216.6 $225.5 $141.5 $197.7 Swap Dealer Average Daily Volume $2.9 $2.9 $3.3 $3.5 $2.2 $3.0 Futures Futures Contracts 2,223,501 1,912,174 1,834,393 2,060,631 1,655,166 1,518,417 Futures Average Daily Contracts 34,742 29,878 29,117 33,236 26,272 24,102 Active Futures Accounts 8,822 8,594 8,368 8,201 7,885 8,056 Three Months Ended,

OCTOBER 2017 OPERATING METRICS 32 $9.1 $11.7 $8.6 $9.5 $8.5 $10.4 $9.3 $9.5 $11.0 $9.7 $10.3 $9.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 OTC Average Daily Volume ($ bns) 128.4 128.4 126.5 124.9 131.2 136.8 135.9 135.1 134.1 132.4 134.0 133.8 - 20.0 40.0 60.0 80.0 100.0 120.0 40.0 160.0 Active OTC Accounts (000s) 28.3 32.9 26.2 32.2 31.0 36.0 28.7 24.0 26.5 23.6 24.7 23.9 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 Futures Average Daily Contracts (000s) $8.7 $10.3 $9.2 $12.1 $11.1 $11.8 $11.5 $10.7 $10.8 $10.1 $12.2 $13.3 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 ECN Average Daily Volume ($ bns) $2.8 $4.0 $3.2 $4.4 $3.1 $2.9 $2.5 $2.6 $1.5 $2.7 $3.4 $3.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4. $4.5 $5.0 Swap Dealer Av rage Daily Volume ($ bns) 8.5 8.5 8.4 8.3 8.2 8.2 8.1 8.0 7.9 8.0 8.1 8.1 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Active Futures Accounts (000s)

DEFINITION OF METRICS 33 • Active Accounts: Accounts who executed a transaction within the last 12 months • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions